Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT
JBG SMITH PROPERTIES
as of December 31, 2018

	Entity	State of Organization
1	1101 Fern Street, L.L.C.	Delaware
2	1200 Eads Street LLC	Delaware
3	1200 Eads Street Sub LLC	Delaware
4	1229-1231 25th Street, L.L.C.	Delaware
5	1244 South Capitol Residential, L.L.C.	Delaware
6	1250 First Street Office, L.L.C.	Delaware
7	1400 Eads Street LLC	Delaware
8	1400 Eads Street Sub LLC	Delaware
9	151 Q Street Co-Investment, L.P.	Delaware
10	151 Q Street REIT, L.L.C.	Delaware
11	151 Q Street Residential, L.L.C.	Delaware
12	1770 Crystal Drive, L.L.C.	Virginia
13	1776 Seed Investors, LP	Delaware
14	1800 Rockville Residential, L.L.C.	Delaware
15	1800 S. Bell, L.L.C.	Virginia
16	220 S. 20th Street Member, L.L.C.	Delaware
17	220 S. 20th Street, L.L.C.	Delaware
18	2101 L STREET, L.L.C.	Delaware
19	35 New York Avenue, L.L.C.	Delaware
20	50 Patterson Office, L.L.C.	Delaware
21	51 N 50 Patterson Corporate Member, L.L.C.	Delaware
22	51 N 50 Patterson Holdings, L.L.C.	Delaware
23	51 N Residential, L.L.C.	Delaware
24	5640 Fishers Associates, L.L.C.	Delaware
25	5640 Fishers GP, L.L.C.	Delaware
26	75 New York Avenue, L.L.C.	Delaware
27	7200 Wisconsin Condo Association, Inc.	Maryland
28	7900 Wisconsin Residential, L.L.C.	Delaware
29	Arna-Eads, L.L.C.	Delaware
30	Arna-Fern, L.L.C.	Delaware
31	Ashley House Member, L.L.C.	Delaware
32	Ashley House Residential, L.L.C.	Delaware
33	Atlantic AB Holdings, L.L.C.	Delaware
34	Atlantic AB Services, L.L.C.	Delaware
35	Atlantic Residential A, L.L.C.	Delaware
36	Atlantic Residential C, L.L.C.	Delaware
37	Atlantic Retail B, L.L.C.	Delaware
38	Blue Lion Cell 2, PC	District of Columbia
39	Blue Lion, L.L.C.	District of Columbia
40	Blue Lion PCC, LLC	District of Columbia
41	Bowen Building, L.P.	Delaware
42	Building Maintenance Service LLC	Delaware
43	Central Place Office, L.L.C.	Delaware
44	Central Place REIT, L.L.C.	Delaware
45	Central Place TRS, L.L.C.	Delaware
46	CESC 1101 17th Street L.L.C.	Delaware
47	CESC 1101 17th Street L.P.	Maryland
48	CESC 1101 17th Street Manager L.L.C.	Delaware

	Entity	State of Organization
49	CESC 1150 17th Street L.L.C.	Delaware
50	CESC 1150 17th Street Manager, L.L.C.	Delaware
51	CESC 1730 M Street L.L.C.	Delaware
52	CESC 2101 L Street L.L.C.	Delaware
53	CESC Commerce Executive Park L.L.C.	Delaware
54	CESC Crystal Square Four L.L.C.	Delaware
55	CESC Crystal/Rosslyn L.L.C.	Delaware
56	CESC Crystal Rosslyn II, L.L.C.	Delaware
57	CESC District Holdings L.L.C.	Delaware
58	CESC Downtown Member L.L.C.	Delaware
59	CESC Engineering TRS, L.L.C.	Delaware
60	CESC Gateway One L.L.C.	Delaware
61	CESC Gateway Two Limited Partnership	Virginia
62	CESC Gateway Two Manager L.L.C.	Virginia
63	CESC Gateway/Square L.L.C.	Delaware
64	CESC Gateway/Square Member L.L.C.	Delaware
65	CESC H Street L.L.C.	Delaware
66	CESC Mall L.L.C.	Virginia
67	CESC Mall Land L.L.C.	Delaware
68	CESC One Courthouse Plaza Holdings LLC	Delaware
69	CESC One Courthouse Plaza L.L.C.	Delaware
70	CESC One Democracy Plaza L.P.	Maryland
71	CESC One Democracy Plaza Manager L.L.C.	Delaware
72	CESC Park Five Land L.L.C.	Delaware
73	CESC Park Five Manager L.L.C.	Virginia
74	CESC Park Four Land L.L.C.	Delaware
75	CESC Park Four Manager L.L.C.	Virginia
76	CESC Park One Land L.L.C.	Delaware
77	CESC Park One Manager L.L.C.	Delaware
78	CESC Park Three Land L.L.C.	Delaware
79	CESC Park Three Manager L.L.C.	Virginia
80	CESC Park Two L.L.C.	Delaware
81	CESC Park Two Land L.L.C.	Delaware
82	CESC Plaza Five Limited Partnership	Virginia
83	CESC Plaza Limited Partnership	Virginia
84	CESC Plaza Manager L.L.C.	Virginia
85	CESC Potomac Yard LLC	Delaware
86	CESC Square L.L.C.	Virginia
87	CESC TRS, L.L.C.	Delaware
88	CESC Two Courthouse Plaza Limited Partnership	Virginia
89	CESC Two Courthouse Plaza Manager L.L.C.	Delaware
90	CESC Water Park L.L.C.	Virginia
91	Charles E. Smith Commercial Realty L.P.	Delaware
92	Crystal City Development, L.L.C.	Delaware
93	Crystal Gateway 3 Owner, L.L.C.	Delaware
94	Crystal Tech Fund LP	Delaware
95	Fairways I Residential, L.L.C.	Delaware
96	Fairways II Residential, L.L.C.	Delaware
97	Fairways Residential REIT, L.L.C.	Delaware
98	Falkland Chase Residential I, L.L.C.	Delaware
99	Falkland Chase Residential II, L.L.C.	Delaware
100	Falkland/REC Holdco, L.L.C.	Delaware
101	Falkland/REC Holdco Member, L.L.C.	Delaware

	Entity	State of Organization
102	Falkland Road Residential, L.L.C.	Delaware
103	Fifth Crystal Park Associates Limited Partnership	Virginia
104	First Crystal Park Associates Limited Partnership	Virginia
105	Fishers I GP, L.L.C.	Delaware
106	Fishers II GP, L.L.C.	Delaware
107	Fishers III GP, L.L.C.	Delaware
108	Fishers Place I Associates, L.L.C.	Delaware
109	Fishers Place II Associates, L.L.C.	Delaware
110	West Half Residential III, L.L.C.	Delaware
111	Florida Avenue Residential, L.L.C.	Delaware
112	Fort Totten North, L.L.C.	Delaware
113	Fourth Crystal Park Associates Limited Partnership	Virginia
114	H Street Building Corporation	Delaware
115	H Street Management LLC	Delaware
116	James House Member, L.L.C.	Delaware
117	James House Residential, L.L.C.	Delaware
118	JBG Associates, L.L.C.	Delaware
119	JBG Core Venture I, L.P.	Delaware
120	JBG SMITH Impact Manager, L.L.C.	Delaware
121	JBG SMITH PROPERTIES	Maryland
122	JBG SMITH PROPERTIES LP	Delaware
123	JBG Urban, L.L.C.	Delaware
124	JBG/151 Q Street Services, L.L.C.	Delaware
125	JBG/1233 20th Street, L.L.C.	Delaware
126	JBG/1247 20th St. Lessee, L.L.C.	Delaware
127	JBG/1250 First Member, L.L.C.	Delaware
128	JBG/12511 Parklawn, L.L.C.	Delaware
129	JBG/1253 20th Street, L.L.C.	Delaware
130	JBG/1300 First Street, L.L.C.	Delaware
131	JBG/1600 K Member, L.L.C.	Delaware
132	JBG/1600 K, L.L.C.	District of Columbia
133	JBG/1831 Wiehle, L.L.C.	Delaware
134	JBG/1861 Wiehle Lessee, L.L.C.	Delaware
135	JBG/19th & N Holdings, L.L.C.	Delaware
136	JBG/55 New York Avenue, L.L.C.	Delaware
137	JBG/6th Street Associates, L.L.C.	Delaware
138	JBG/7200 Wisconsin Mezz, L.L.C.	Delaware
139	JBG/7200 Wisconsin, L.L.C.	Maryland
140	JBG/75 New York Option, L.L.C.	Delaware
141	JBG/7900 Wisconsin Member, L.L.C.	Delaware
142	JBG/Asset Management, L.L.C.	Delaware
143	JBG/Atlantic Developer, L.L.C.	Delaware
144	JBG/Atlantic Fund, L.P.	Delaware
145	JBG/Atlantic GP, L.L.C.	Delaware
146	JBG/Atlantic Investor, L.L.C.	Delaware
147	JBG/Atlantic REIT, L.L.C.	Delaware
148	JBG/BC 5640, L.P.	Delaware
149	JBG/BC Chase Tower, L.P.	Delaware
150	JBG/BC Fishers I, L.P.	Delaware
151	JBG/BC Fishers II, L.P.	Delaware
152	JBG/BC Fishers III, L.P.	Delaware
153	JBG/BC GP, L.L.C.	Delaware
154	JBG/BC Investor, L.P.	Delaware

	Entity	State of Organization
155	JBG/BC Twinbrook, L.P.	Delaware
156	JBG/Bethesda Avenue, L.L.C.	Delaware
157	JBG/Commercial Management, L.L.C.	Delaware
158	JBG/Core I GP, L.L.C.	Delaware
159	JBG/Core I LP, L.L.C.	Delaware
160	JBG/Courthouse Metro, L.L.C.	Delaware
161	JBG/Development Group, L.L.C.	Delaware
162	JBG/Development Services, L.L.C.	Delaware
163	JBG/Fort Totten Member, L.L.C.	Delaware
164	JBG/Foundry Office REIT, L.L.C.	Delaware
165	JBG/Foundry Office, L.L.C.	Delaware
166	JBG/Foundry Office Services, L.L.C.	Delaware
167	JBG/Fund IX Transferred, L.L.C.	Delaware
168	JBG/Fund VI Transferred, L.L.C.	Delaware
169	JBG/Fund VII Transferred, L.L.C.	Delaware
170	JBG/Fund VIII Services, L.L.C.	Delaware
171	JBG/Fund VIII Transferred, L.L.C.	Delaware
172	JBG/Fund VIII Trust	Maryland
173	JBG/Hatton Retail, L.L.C.	Delaware
174	JBG/HQ Member, L.L.C.	Delaware
175	JBG/Landbay G Member, L.L.C.	Delaware
176	JBG/Landbay G, L.L.C.	Delaware
177	JBG/L’Enfant Plaza Member, L.L.C.	Delaware
178	JBG/L’Enfant Plaza Mezzanine, L.L.C.	Delaware
179	JBG/LEP Southeast, L.L.C.	Delaware
180	JBG/LEP Southeast Manager, L.L.C.	Delaware
181	JBG/Lionhead, L.L.C.	Delaware
182	JBG/N & Patterson Member, L.L.C.	Delaware
183	JBG/New York Avenue, L.L.C.	Delaware
184	JBG/Nicholson Lane East II, L.L.C.	Delaware
185	JBG/Nicholson Lane East, L.L.C.	Delaware
186	JBG/Nicholson Lane West, L.L.C.	Delaware
187	JBG/Nicholson Member, L.L.C.	Delaware
188	JBG/Pickett Office REIT, L.L.C.	Delaware
189	JBG/Pickett Office, L.L.C.	Delaware
190	JBG/Residential Management, L.L.C.	Delaware
191	JBG/Reston Executive Center, L.L.C.	Delaware
192	JBG/Retail Management, L.L.C.	Maryland
193	JBG/Rosslyn Gateway North, L.L.C.	Delaware
194	JBG/Rosslyn Gateway South, L.L.C.	Delaware
195	JBG/Shay Retail, L.L.C.	Delaware
196	JBG/Sherman Member, L.L.C.	Delaware
197	JBG/Summit Member, L.L.C.	Delaware
198	JBG/Summit, L.L.C.	Delaware
199	JBG/Tenant Services, L.L.C.	Delaware
200	JBG/Twinbrook Metro, L.LC.	Maryland
201	JBG/UDM Transferred, L. L. C.	Delaware
202	JBG/Urban TRS, L.L.C.	Delaware
203	JBG/VNO Holdings, L.L.C.	Delaware
204	JBG/West Half Residential Member, L.L.C.	Delaware
205	JBG/Woodbridge REIT, L.L.C.	Delaware
206	JBG/Woodbridge Retail, L.L.C.	Delaware
207	JBG/Woodbridge Services, L.L.C.	Delaware

	Entity	State of Organization
208	JBG/Woodbridge, L.L.C.	Delaware
209	JBG/Woodmont II, L.L.C.	Delaware
210	JBGS/1235 South Clark, L.L.C.	Delaware
211	JBGS 1399 New York Avenue TIC Owner, L.L.C.	Delaware
212	JBGS Employee Company, L.L.C.	Delaware
213	JBGS Hotel Operator L.L.C.	Delaware
214	JBGS Warner GP, L.L.C.	Delaware
215	JBGS/1101 South Capitol, L.L.C.	Delaware
216	JBGS/1399 HOLDING, L.L.C.	Delaware
217	JBGS/1399 New York Avenue TIC Owner, L.L.C.	Delaware
218	JBGS/17th Street Holdings, L.P.	Delaware
219	JBGS/17th Street, L.L.C.	Delaware
220	JBGS/1900 N GP, L.L.C.	Delaware
221	JBGS/1900 N, L.L.C.	Delaware
222	JBGS/1900 N Member, L.P.	Delaware
223	JBGS/1900 N REIT, L.L.C.	Delaware
224	JBGS/Bowen GP, L.L.C.	Delaware
225	JBGS/Bowen II, L.L.C.	Delaware
226	JBGS/Bowen, L.L.C.	Delaware
227	JBGS/Capitol Point TDR Holdings, L.L.C.	Delaware
228	JBGS/CES Management, L.L.C.	Delaware
229	JBGS/CIM Wardman Owner Member, L.L.C.	Delaware
230	JBGS/Commercial Realty GEN-PAR, L.L.C.	Delaware
231	JBGS/Company Manager, L.L.C.	Delaware
232	JBGS/Courthouse I, L.L.C.	Delaware
233	JBGS/Courthouse II, L.L.C.	Delaware
234	JBGS/Crystal City TRS, Inc.	Delaware
235	JBGS/Fund VIII REIT Management Services, L.L.C.	Delaware
236	JBGS/Hotel Operator, L.L.C.	Delaware
237	JBGS/Hotel Owner, L.L.C.	Delaware
238	JBGS/HQ JV MEMBER, L.L.C.	Delaware
239	JBGS/IB Holdings, L.L.C.	Delaware
240	JBGS/KMS Holdings, L.L.C.	Delaware
241	JBGS/Management OP, L.P.	Virginia
242	JBGS/OP Management Services, L.L.C.	Delaware
243	JBGS/Pentagon Plaza, L.L.C.	Virginia
244	JBGS/Pickett Services, L.L.C.	Delaware
245	JBGS/Recap GP L.L.C.	Delaware
246	JBGS/Recap, L.L.C.	Delaware
247	JBGS/TRS, L.L.C.	Delaware
248	JBGS/Wardman Owner Member, L.L.C.	Delaware
249	JBGS/Warner Acquisition, L.L.C.	Delaware
250	JBGS/Warner GP, L.L.C.	Delaware
251	JBGS/Warner Holdings, L.P.	Delaware
252	JBGS/Warner, L.L.C.	Delaware
253	JBGS/Waterfront Holdings, L.L.C.	Delaware
254	Kaempfer Management Services, LLC	Delaware
255	Landbay G Corporate Member, L.L.C.	Delaware
256	Landbay G Declarant, L.L.C.	Virginia
257	Landbay H Lessee, L.L.C.	Delaware
258	LBG Parcel A, L.L.C.	Delaware
259	LBG Parcel B, L.L.C.	Delaware
260	LBG Parcel C, L.L.C.	Delaware

	Entity	State of Organization
261	LBG Parcel D, L.L.C.	Delaware
262	LBG Parcel E, L.L.C.	Delaware
263	LBG Parcel F, L.L.C.	Delaware
264	LBG Parcel G, L.L.C.	Delaware
265	LBG Parcel H, L.L.C.	Delaware
266	Market Square Fairfax MM LLC	Delaware
267	New Kaempfer 1501 LLC	Delaware
268	New Kaempfer IB LLC	Delaware
269	New Kaempfer Waterfront LLC	Delaware
271	North Glebe Office, L.L.C.	Delaware
272	Operating Partners Legacy, L.L.C.	Delaware
273	Palisades 1399 New York Avenue Tic Owner LLC	Delaware
274	Park One Member L.L.C.	Delaware
275	Potomac Creek Associates, L.L.C.	Delaware
276	Potomac House Member, L.L.C.	Delaware
277	Potomac House Residential, L.L.C.	Delaware
278	PY RR Land, L.L.C.	Delaware
279	Rosslyn Gateway Hotel, L.L.C.	Delaware
280	Sherman Avenue, L.L.C.	District of Columbia
281	SINEWAVE VENTURES FUND I, L.P.	Delaware
282	SMB Tenant Services, LLC	Delaware
283	South Capitol L.L.C.	Delaware
284	The Commerce Metro Association of Co-Owners	Virginia
285	Third Crystal Park Associates Limited Partnership	Virginia
286	Twinbrook Commons Office, L.L.C.	Delaware
287	Twinbrook Commons Residential 1B, L.L.C.	Delaware
288	Twinbrook Commons Residential North, L.L.C.	Delaware
289	Twinbrook Commons Residential South, L.L.C.	Delaware
290	Twinbrook Commons Residential West, L.L.C.	Delaware
291	Twinbrook Commons, L.L.C.	Delaware
292	UBI Management LLC	Delaware
293	Universal Bldg., North, Inc.	District of Columbia
294	Universal Building, Inc.	District of Columbia
295	V0012 LLC	Delaware
296	Vornado Warner Acquisition LLC	Delaware
297	Wardman Hotel Owner, L.L.C.	Delaware
298	Warner Investments, L.P.	Delaware
299	Washington CESC TRS, L.L.C.	Delaware
300	Washington CT Fund GP LLC	Delaware
301	WASHINGTON HOUSING INITIATIVE IMPACT POOL, L.L.C.	Delaware
302	Washington Mart TRS, L.L.C.	Delaware
303	WATERFRONT 375 M STREET, LLC	Delaware
304	WATERFRONT 425 M STREET, LLC	Delaware
305	West Half Residential II, L.L.C.	Delaware